                                                                    EXHIBIT 10.3


                           AMENDMENT TO LOAN DOCUMENTS

         This Amendment to Loan Documents is executed as of August 13, 2002 by and between LEVITT AND SONS, LLC, a Florida limited liability company ("Borrower"), and OHIO SAVINGS BANK, a federal savings bank ("Bank").

                                   BACKGROUND

         Borrower executed an Amended and Restated Promissory Note dated March 22, 2002 in the principal amount of $7,500,000.00 in favor of Bank (the "Note"). In connection therewith,

         (i) Borrower executed and delivered the following documents in favor of Bank, each dated March 22, 2002 (the "Borrower Documents"):

                  (a)      Amended and Restated Loan Agreement ("Loan
Agreement")

                  (b)      LOC Promissory Note ("LOC Note")

         (ii) Levitt Companies, LLC, a Florida limited liability company ("Guarantor") executed and delivered to Bank the following documents to secure repayment of the Note and the obligations under the Loan Documents ("Guarantor Documents") (the Borrower Documents and the Guarantor Documents are collectively referred to herein as the "Loan Documents"):

                  (a)      Loan Agreement

                  (b)      Amended and Restated Pledge Agreement

                  (c)      Amended and Restated Limited Guaranty

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the premises and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Recitals. The above recitals are true and correct and are incorporated into this Agreement.

         2. Conflict and Definitions. To the extent the terms and conditions of this Amendment conflict with the terms and conditions of the Note and the Loan Documents, the provisions hereof shall govern and control. Any capitalized term not defined in this Amendment shall have the meaning contained in the Note or the Loan Documents, as applicable.

         3. Amendment to Terms. Pursuant to the terms of the Loan Agreement, specifically including Section 2.10 thereof, Borrower has requested, and Bank has approved, a renewal of the loans made pursuant to the Loan Agreement. In connection therewith, the following modifications are hereby made to the Loan Documents:

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                  (a)      The definition of "Maturity Date" contained in
Section 1.1 of the Loan Agreement is hereby deleted and the following is substituted therefor

                  "Maturity Date - September 15, 2004, as may be extended pursuant to this Agreement."

                  (b) The term "Maturity Date" defined in the Note is hereby amended to refer to September 15, 2004.

                  (c) All references to the Maturity Date contained in the Note, the Loan Agreement, and the other Loan Documents, or any other document executed in connection with the Note or the Loan Documents, shall be deemed to refer to a maturity date of September 15, 2004.

         4. References. The Note and Loan Documents are hereby modified to provide that wherever the Note or the Loan Documents refer to any other of the Note, the Loan Documents, or any other document executed in connection therewith, such reference shall be deemed to refer to the applicable Note, Loan Document or other document, each as modified by this Amendment.

         5. Waiver. Borrower hereby acknowledges that, as of the date hereof, it has no defense, claim, counterclaim or right of set off, legal or equitable, arising out of or in connection with the Note or the Loan Documents, as modified hereby, or the transactions contemplated thereby. Borrower waives and releases, acquits, satisfies and forever discharges Bank and its affiliates, assigns, officers, directors, agents and employees from any and all claims, counterclaims, defenses, actions, causes of action, suits, controversies, agreements, promises and demands whatsoever in law or in equity which it ever had, now has or which any heir, personal representative, successor or permitted assign hereafter can, shall or may have against Bank and its affiliates, assigns, officers, directors, agents and employees for, upon or by reason of any manner, cause or thing whatsoever through the date hereof.

         6. Costs and Fees. Borrower agrees to pay all costs and expenses, including documentary stamp taxes, intangible taxes, recording costs and attorneys fees incurred by Bank in connection with this Amendment and the transactions contemplated hereby.

         7. Miscellaneous. This Amendment shall bind and benefit Borrower, Bank and their respective successors and assigns.

         8. WAIVER OF TRIAL BY JURY. BORROWER AND BANK HEREBY KNOWINGLY, IRREVOCABLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT EITHER MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION, PROCEEDING OR COUNTERCLAIM BASED ON THIS AMENDMENT, THE NOTE AND THE LOAN DOCUMENTS OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AMENDMENT, THE NOTE, OR ANY OF THE LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ANY PARTY HERETO, TO THE NOTE OR TO ANY LOAN DOCUMENT THIS PROVISION IS A MATERIAL INDUCEMENT FOR BORROWER AND BANK EXECUTING THIS AMENDMENT.


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         9.       Ratification. Except as modified hereby, the terms of the Note and the Loan Documents shall remain unmodified and in full force and effect, and are hereby ratified and confirmed by Borrower.

         10. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original, but all of which, together, shall constitute but one and the same instrument.

         THIS AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment effective as of the day and year first above written.

                                       LEVITT AND SONS, LLC, a Florida limited
                                       liability company



                                       By:
                                          ------------------------------------
                                       Name:
                                            ----------------------------------
                                       Title:
                                             ---------------------------------

                                       OHIO SAVINGS BANK, a federal savings bank



                                       By:
                                          ------------------------------------
                                       Name:
                                            ----------------------------------
                                       Title:
                                             ---------------------------------

                         REAFFIRMATION OF LOAN AGREEMENT
                             AND GUARANTOR DOCUMENTS

         The undersigned, LEVITT COMPANIES, LLC, a Florida limited liability company, having executed the Loan Agreement and the Guarantor Documents in favor of Bank to further secure Borrower's obligations under the Note and the Loan Documents hereby (1) consent to and join in the execution of the Amendment, (2) confirm that their obligations under the Loan Agreement and the Guarantor Documents remain unimpaired, unaffected and in full force and effect and apply to the Note and the Loan Documents, as amended by the Amendment, (3) acknowledge that they have no defenses, claims, counterclaims or rights of set off, legal or equitable, in connection with the Note or the Loan Documents or the transactions contemplated by the Note and the Loan Documents, as amended by the Amendment,
(4) waive and release, acquit, satisfy and forever discharge Bank and its affiliates, assigns, officers, agents and employees from any and all claims, counterclaims, defenses, actions, causes of action, suits, controversies, agreements, promises and demands whatsoever in law or in equity which it ever had, now has or which any personal representative, successor, assign or heir hereafter can, shall or may have against Bank and its affiliates, assigns, officers, agents and employees for, upon or by reason of any manner or cause or thing whatsoever with respect to the Note, the Loan


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

Documents, or any other document executed in connection therewith, from the beginning of the world through the date hereof, and (5) confirm that they are solvent and will not be rendered insolvent by the execution and delivery of this Reaffirmation of the Loan Agreement and Guarantor Documents.

                                         GUARANTOR:

                                         LEVITT COMPANIES, LLC, a Florida
                                         limited liability company



                                         By:
                                            -----------------------------
                                         Name:
                                              ---------------------------
                                         Title:
                                               --------------------------

STATE OF _______________)
                        )SS:
COUNTY OF ______________)

         The foregoing instrument was acknowledged before me this _____ day of August, 2002 by ____________________, as ________________ of Levitt and Sons,
LLC, a Florida limited liability company, on behalf of the company. He (___) is personally known to me or (___) has produced his Florida driver's license as identification.



                                        -------------------------------
                                        Notary Public
                                        Name:
                                             --------------------------

My Commission Expires:

STATE OF _______________)
                        )SS:
COUNTY OF ______________)

         The foregoing instrument was acknowledged before me this _____ day of August, 2002 by __________________, as ___________________ of Levitt Companies,
LLC, a Florida limited liability company, on behalf of the company, who (___) is personally known to me or (___) has produced his Florida driver's license as identification.



                                        -------------------------------
                                        Notary Public
                                        Name:
                                             --------------------------

My Commission Expires:


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

STATE OF OHIO           )
                        )SS:
COUNTY OF ______________)

The foregoing instrument was acknowledged before me this ____ day of August, 2002, by ________________, as ___________________ of Ohio Savings Bank, a
federal savings bank, on its behalf. He/she ( ) is personally known to me or ( ) has produced his/her Florida driver's license as identification.


                                        -------------------------------
                                        Notary Public
                                        Name:
                                             --------------------------

My Commission Expires:


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